SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  April 9, 2001




                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)




        NORTH CAROLINA              No. 1-9021                 No. 56-1473727
(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)




                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)




               Registrant's telephone number, including area code:
                           Winston-Salem 336-770-5000
                              Atlanta 404-332-5000



                                 Not applicable
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable

Item 5.           Other Events

                  On April 9, 2001, Wachovia Corporation announced an agreement for Bank One Corporation to acquire Wachovia's consumer credit card portfolio, subject to regulatory approval. The companies also announced that they had entered into a long-term agent bank relationship under which Wachovia will offer its branded credit cards to retail customers with servicing provided by First USA, Bank One Corporation's credit card subsidiary. The Press Release titled "Bank One to Purchase Wachovia's $8 Billion Consumer Credit Card Portfolio" dated April 9, 2001 is included as Exhibit 99.1.

Item 6.           Not Applicable

Item 7.           Exhibits.

                  99.1 Press Release, dated April 9, 2001, issued by Wachovia Corporation.

Item 8.           Not Applicable

Item 9.           Not Applicable

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WACHOVIA CORPORATION


                             By: /s/ Robert S. McCoy, Jr.
                                 ------------------------
                             Name: Robert S. McCoy, Jr.
                             Title: Vice Chairman and Chief Financial Officer

Date: April 9, 2001